UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 6, 2017 (June 28, 2017)

First Data Corporation

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-11073

Delaware	47-0731996
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

225 Liberty Street, 29 th  Floor

New York, New York 10281

(Address of principal executive offices, including zip code)

(800) 735-3362

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreement

On June 28, 2017, First Data Corporation (FDC) entered into an amendment (the RFA Amendment) to its Receivables Financing Agreement (as amended by the RFA Amendment, the RFA), by and among (i)  First Data Receivables, LLC (FD Receivables), a Delaware special purpose entity and wholly-owned subsidiary of FDC, as borrower, (ii) FDC, as initial servicer, (iii) PNC Bank, National Association (PNC), as administrative agent and lender, and (iv) and the persons from time to time party thereto as Lenders and Group Agents (Lenders).

In addition, on that same date, (i) First Data Resources, LLC, Remitco LLC, Instant Cash Services, LLC, First Data Government Solutions, Inc., First Data Government Solutions, LP, Star Networks, Inc., Star Processing, Inc., First Data Hardware Services Inc., TeleCheck Services, Inc., Star Systems Assets, Inc., First Data Merchant Services, LLC, Unified Merchant Services, Ignite Payments, LLC, First Data Merchant Services Southeast, L.L.C., First Data Merchant Services Northeast, LLC, FDS Holdings, Inc., New Payment Services, Inc., National Payment Systems Inc., CTS Holdings, LLC, Concord Payment Services, Inc., ValueLink LLC, each as an originator of receivables (collectively, the Originators), with (ii) FDC, the ultimate parent of each Originator and an initial servicer of the receivables for the Originators, and (iii)  FD Receivables entered into an amendment (the TCA Amendment) FD Receivables’ Transfer and Contribution Agreement (as amended by the TCA Amendment, the TCA).

Together, the RFA and TCA establish the primary terms and conditions of an accounts receivable securitization program (Securitization).

Pursuant to the Securitization, the Originators will transfer and contribute current and future trade receivables to FD Receivables and FD Receivables will, in turn, initially borrow up to $600,000,000 from PNC, secured by liens on the receivables. FDC, as servicer, is independently liable for its own customary representations, warranties, covenants and indemnities. In addition, FDC has guaranteed the performance of the obligations of the Originators, and will guarantee the obligations of any additional originators or successor servicer that may become party to the Securitization. FDC paid certain structuring fees to PNC Capital Markets LLC and FD Receivables will pay other customary fees to the lenders.

Loans under the Securitization will accrue interest at LIBOR + 150 bps or a base rate equal to the highest of (i) the applicable lender’s prime rate, or (ii) the federal funds rate plus 0.50%. FD Receivables may prepay loans upon one business day prior notice and may terminate the Securitization with 15 days’ prior notice.

The Securitization contains various customary representations and warranties and covenants, and default provisions which provide for the termination and acceleration of the commitments and loans under the Securitization in circumstances including, but not limited to, failure to make payments when due, breach of representation, warranty or covenant, certain insolvency events or failure to maintain the security interest in the trade receivables, and defaults under other material indebtedness.

The RFA Amendment extended the scheduled termination of the Securitization from January 15, 2019 to June 30, 2020, unless terminated earlier pursuant to its terms.

The foregoing description of the Securitization is qualified in its entirety by reference to the full text of each of the TCA Amendment and RFA Amendment, copies of which are respectively attached hereto as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

2

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description of Exhibit

10.1

Second Amendment to the Receivables Financing Agreement, dated as of June 28, 2017, to the Receivables Financing Agreement, dated December 31, 2015 between First Data Corporation, First Data Receivables, LLC, PNC Bank, National Association, and the persons from time to time party thereto as Lenders and Group Agents.

10.2

Second Amendment to the Transfer and Contribution Agreement, dated as of June 28, 2017, to the Transfer and Contribution Agreement, dated December 31, 2015 between First Data Corporation, First Data Receivables, LLC, First Data Resources, LLC, Remitco LLC, Instant Cash Services, LLC, First Data Government Solutions, Inc., First Data Government Solutions, LP, Star Networks, Inc., Star Processing, Inc., First Data Hardware Services Inc., TeleCheck Services, Inc., Star Systems Assets, Inc., First Data Merchant Services, LLC, Unified Merchant Services, Ignite Payments, LLC, First Data Merchant Services Southeast, L.L.C., First Data Merchant Services Northeast, LLC, FDS Holdings, Inc., New Payment Services, Inc., National Payment Systems Inc., CTS Holdings, LLC, Concord Payment Services, Inc., ValueLink LLC and PNC Bank, National Association.

10.3

Receivables Financing Agreement dated December 31, 2015 between First Data Corporation, First Data Receivables, LLC, PNC Bank, National Association, and the persons from time to time party thereto as Lenders and Group Agents (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on January 7, 2016, and incorporated herein by reference).

10.4

Transfer and Contribution Agreement dated December 31, 2015 between First Data Corporation, First Data Receivables, LLC, First Data Resources, LLC, Remitco LLC, TeleCheck Services, Inc., Star Networks, Inc., Star Processing, Inc., Instant Cash Services, LLC, TASQ Technology, Inc., First Data Government Solutions, Inc., and First Data Government Solutions, LP (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on January 7, 2016, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Data Corporation

Date: July 6, 2017	By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Vice President and Assistant Secretary

3